Exhibit 10.1(b)

    Schedule of Secured Convertible Notes (demand) issued by NCT Group, Inc.
         to Carole Salkind during the three months ended March 31, 2006



                                                                   Conversion
   Issue Date           Due Date (a)           Principal            Price (b)
   ----------           ------------           ---------           -----------
    01/11/06             07/11/06           $   375,000             $0.0100
    01/24/06             07/24/06               375,000             $0.0100
    02/13/06             08/13/06               375,000             $0.0100
    02/27/06             08/27/06               850,000             $0.0100
    03/10/06             09/10/06               550,000             $0.0100
    03/24/06             09/24/06               550,000             $0.0100

                                           ---------------
                                            $ 3,075,000
                                           ===============

     (a)  Note is payable upon the earlier of demand or the due date
     (b) Note conversion price will be the greater of: (i) the lowest last sale price of NCT's common stock during the five-day period comprised of the date of the note, date preceding and three dates following; or
          (ii) the par value of NCT's common stock on the date the conversion notice is delivered to NCT.